UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2011

ADVANCED BIOENERGY, LLC

(Exact name of Registrant as Specified in Charter)

Delaware	000-52421	20-2281511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 610 Bloomington, MN		55437
(Address of Principal Executive Offices)		(Zip Code)

763-226-2701

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Result of Operations and Financial Condition

Communications to Unit Holders

On December 21, 2011, Advanced BioEnergy, LLC sent an update letter to its Unit Holders containing information about company developments, including information about its results of operations for the year ended September 30, 2011. A copy of that letter is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following is filed as an Exhibit to this Report:

Exhibit No.	Description of Exhibit
99.1	Letter dated December 21, 2011 from Richard R. Peterson, President and Chief Executive Officer to Unit Holders of Advanced BioEnergy, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOENERGY, LLC

By:	/s/ Richard R. Peterson

Richard R. Peterson President, Chief Executive Officer and Chief Financial Officer

Date: December 28, 2011